UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 14, 2012

 EXPRESS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34742	26-2828128
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Express Drive Columbus, Ohio	43230
(Address of principal executive offices)	(Zip Code)
(614) 474-4001
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
This Amendment No. 1 to our Current Report on Form 8-K dated October 14, 2012 is being filed solely for the purpose of correcting an inadvertent error in our EDGAR submission that resulted in the failure to designate Item 5.02 in the submission header. No other changes have been made to the content of the original Form 8-K filed on October 18, 2012.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective October 14, 2012, the Board of Directors of Express, Inc. (the “Company”) promoted David Kornberg to President of the Company. Mr. Kornberg was most recently Executive Vice President of Men's Merchandising & Design, a position he held since 2007.  Prior to that, he was the General Merchandise Manager of the Express Men's business.  Mr. Kornberg has spent twelve of the last thirteen years with Express.  From 2002-2003, he was Vice President of Business Development for Disney Stores.  Mr. Kornberg spent the first ten years of his career with Marks & Spencer PLC in the United Kingdom, where he held a number of roles in store management and merchandising on both the men's and women's sides of the business.

In connection with his promotion, Mr. Kornberg's base salary was increased from $600,000 to $700,000, effective October 14, 2012, and the target incentive compensation payout under the Company's seasonal performance-based cash incentive plan increased from 70% to 80% of his base salary, effective for the Fall 2012 season.  For a description of the Company's seasonal performance-based cash incentive plan, see the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 30, 2012 (the “Proxy Statement”). On October 15, 2012, Mr. Kornberg was also granted 28,600 shares of restricted stock and 27,100 stock options. One quarter of the shares of restricted stock and stock options will vest on each of the first, second, third and fourth anniversaries of the date of grant. Mr. Kornberg's other compensation arrangements as described in the Proxy Statement are unchanged.

On October 15, 2012, the Company announced that Fran Horowitz-Bonadies, the Company's Executive Vice President of Women's Merchandising & Design, is leaving the Company, effective November 17, 2012. Ms. Horowitz-Bonadies' departure from the Company will be subject to the terms and conditions of an Employment Agreement between her and Express, LLC that was entered into prior to the Company's initial public offering in 2010. The terms and conditions of her Employment Agreement can be found in the Company's form of executive employment agreement which is filed as Exhibit 10.9 to the Company's Registration Statement on Form S-1, as amended, filed with the Securities and Exchange Commission on March 25, 2012.

A copy of the Company's press release announcing Mr. Kornberg's appointment and the departure of Ms. Horowitz-Bonadies is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.
(d)  Exhibits.

Exhibit No.	Description

99.1	Press Release of Express, Inc. dated October 15, 2012.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPRESS, INC.
Date: October 22, 2012	By	/s/ Lacey J. Bundy
Lacey J. Bundy
Senior Vice President, General Counsel & Secretary